UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2011

PREGIS HOLDING II CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-130353-04	20-3321581
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. employer Identification Number)

1650 Lake Cook Road

Deerfield, Illinois 60015

(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 597-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 14, 2011, Pregis Corporation issued an earnings release announcing its financial results for the quarter ended September 30, 2011. A copy of the earnings release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

99.1	Earnings Release of Pregis Corporation dated November 14, 2011, announcing financial results for the quarter ended September 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2011

PREGIS HOLDING II CORPORATION

By:	/s/ D. Keith LaVanway
	Name:	D. Keith LaVanway
	Title:	Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings Release of Pregis Corporation dated November 14, 2011 announcing financial results for the quarter ended September 30, 2011.

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